UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 16, 2019
Encompass Health Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

9001 Liberty Parkway, Birmingham, Alabama 35242
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHC	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors.

On December 16, 2019, the Board of Directors (the “Board”) of Encompass Health Corporation (the “Corporation”), unanimously approved, effective as of January 1, 2020, an increase in the number of directors constituting the Board of the Corporation from 11 to 14 and, upon the recommendation of its Nominating/Corporate Governance Committee, the appointment of Patricia Maryland, Terrance Williams, and Greg Carmichael as directors to fill the vacant seats. The new directors have not yet been assigned to committees of the Board. The Board found each new director to be independent for purposes of the listing standards of The New York Stock Exchange and the Corporation’s Corporate Governance Guidelines. Each will be compensated for his or her board service in accordance with the standard compensation practices for non-employee directors, which are more fully described in the “Corporate Governance and Board Structure - Compensation of Directors” section of the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2019. There are no arrangements or understandings between any of the new directors and any other person pursuant to which such directors were selected to serve on the Board, nor are any of the new directors participants in any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K. On December 19, 2019, the Corporation issued a press release, attached hereto as Exhibit 99.1, announcing these appointments to the Board.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Press release of Encompass Health Corporation, dated December 19, 2019.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCOMPASS HEALTH CORPORATION
By:	/S/ PATRICK DARBY
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Secretary
Dated: December 19, 2019